Note 32	12 Months Ended
Dec. 31, 2024
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management Capital base
As of December 31, 2024, 2023 and 2022, own funds are calculated in accordance with the applicable regulation of each year on minimum capital requirements for Spanish credit institutions –both as individual entities and as consolidated group– that establish how to calculate them, as well as the various required internal capital adequacy assessment processes and the information required to be disclosed to the market.
The CET1 fully loaded ratio of the BBVA Group stood at 12.88% at the end of December 2024, which allowed it to maintain a management buffer over the Group's CET 1 requirement (9.13%) and over the Group's target management range of between 11.5 - 12% of CET 1. The phased-in CET 1 ratio was also 12.88%.
With regard to the minimum capital requirements applicable to the Group as of December 31, 2024, these amount to a minimum CET1 ratio of 9.13%, as well as a minimum total capital ratio of 13.29%.
Following the latest decision of the SREP (Supervisory Review and Evaluation Process), which came into force on January 1, 2025, the ECB has notified the Group that the Pillar 2 requirement is maintained at 1.68% (of which 1.02% at least should be covered by CET1). In addition, the Bank of Spain has maintained the D-SIB (Domestic Systemically Important Banks) buffer requirement that the Group must maintain since January 1, 2025 at the same level as that in effect as of December 31, 2024. Therefore, BBVA must maintain a CET1 capital ratio of 9.13% and a total capital ratio of 13.29% at a consolidated level.
A reconciliation of the main figures between the accounting and regulatory own funds as of December 31, 2024, 2023 and 2022 is shown below:

Eligible capital resources (Millions of Euros)
	Notes	2024	2023	2022
Capital	26	2,824	2,861	2,955
Share premium	27	19,184	19,769	20,856
Retained earnings, revaluation reserves and other reserves	28	42,507	38,251	35,056
Other equity instruments, net		40	40	63
Treasury shares	29	(66)	(34)	(29)
Profit (loss) attributable to the parent company	5	10,054	8,019	6,358
Interim dividend		(1,668)	(951)	(722)
Total equity		72,875	67,955	64,535
Accumulated other comprehensive income (loss)	30	(17,220)	(16,254)	(17,642)
Minority interests	31	4,359	3,564	3,623
Shareholders' equity		60,014	55,265	50,517
Goodwill and other intangible assets		(1,553)	(1,421)	(1,395)
Differences from solvency and accounting perimeter		(185)	(137)	(123)
Equity not eligible at solvency level		(185)	(137)	(123)
Other adjustments and deductions ⁽¹⁾		(7,476)	(7,591)	(6,262)
Common Equity Tier 1 (CET 1)		50,799	46,116	42,738
Additional Tier 1 before Regulatory Adjustments		6,023	6,033	5,193
Total Regulatory Adjustments to Additional Tier 1		—	—	—
Tier 1		56,822	52,150	47,931
Tier 2		9,858	8,182	5,930

Total Capital (Total Capital = Tier 1 + Tier 2)		66,680	60,332	53,861
Total Minimum equity required ⁽²⁾		52,427	47,455	43,111
(1) The caption “Other adjustments and deductions” include, among others, the adjustment for non-computable minority interests, the amount of repurchases of own shares up to the maximum limit authorized by the ECB to the BBVA Group and the amount of dividends pending distribution.
(2) Calculated based on total minimum capital requirements applicable in each period.
The Group’s eligible own funds and risk-weighted assets (RWAs) in accordance with the aforementioned applicable regulation as of December 31, 2024, 2023 and 2022 are shown below:

Amount of capital CC1 (Millions of Euros)
	2024	2023	2022 ⁽¹⁾
Capital and share premium	22,008	22,629	23,810
Retained earnings and equity instruments	39,652	34,889	31,436
Other accumulated income and other reserves	(14,334)	(12,872)	(13,952)
Minority interests	2,343	1,864	1,853
Net attributable profit (2)	5,013	4,759	3,814
Common Equity Tier I (CET1) before other regulatory adjustments	54,681	51,269	46,962
Goodwill and intangible assets	(1,553)	(1,421)	(1,395)
Direct, indirect and synthetic holdings in own Common Equity Tier I instruments	(243)	(331)	(356)
Deferred tax assets	(844)	(988)	(1,057)
Other deductions and filters ⁽³⁾	(1,242)	(2,412)	(1,416)
Total common equity Tier 1 regulatory adjustments	(3,882)	(5,153)	(4,223)
Common equity TIER 1 (CET1)	50,799	46,116	42,738
Capital instruments and share premium accounts classified as liabilities and qualifying as Additional Tier I	5,638	5,715	4,875
Qualifying Tier 1 capital included in consolidated AT1 capital issued by subsidiaries and held by third parties	386	319	318
Additional Tier 1 (CET 1) before regulatory adjustments	6,023	6,033	5,193
Transitional CET 1 adjustments	—	—	—
Total regulatory adjustments to additional Tier 1	—	—	—
Additional Tier 1 (AT1)	6,023	6,033	5,193
Tier 1 (Common equity TIER 1 + additional TIER 1)	56,822	52,150	47,931
Capital instruments and share premium accounted as Tier 2	5,629	5,214	3,510
Qualifying Tier 2 capital included in consolidated T2 capital issued by subsidiaries and held by third parties	4,192	2,890	2,310
Credit risk adjustments	47	88	213
Tier 2 before regulatory adjustments	9,868	8,192	6,033
Tier 2 regulatory adjustments	(10)	(10)	(103)
Tier 2	9,858	8,182	5,930
Total capital (Total capital = Tier 1 + Tier 2)	66,680	60,332	53,861
Total RWA	394,468	363,915	337,066
CET 1 (phased-in)	12.88%	12.67%	12.68%
Tier 1 (phased-in)	14.40%	14.33%	14.22%
Total capital (phased-in)	16.90%	16.58%	15.98%

(1) In 2022, the difference between the phased-in and fully-loaded ratios arises from the temporary treatment of certain capital items, mainly as a result of the impact of IFRS 9, to which the BBVA Group adhered voluntarily (in accordance with article 473bis of the CRR and the subsequent amendments introduced by the Regulation (EU) 2020/873). In 2024 and 2023, there are no differences between phased-in and fully-loaded ratios due to the aforementioned temporary treatment.
(2) As of December 31, 2024, the total shareholder remuneration corresponding to the year 2024 (composed by a cash dividend, the share repurchase program and the proposed cash dividend subject to approval at the General Shareholders' Meeting), is deducted. As of December 31, 2023 and 2022 the cash dividends approved by the respective General Shareholders' Meetings are deducted.
(3) As of December 31, 2023 and 2022, the amounts of the share repurchase programs were deducted.
The strength of the BBVA Group's earnings has contributed to achieving a consolidated fully loaded CET1 ratio of 12.88% as of December 31, 2024, which allows it to maintain a management buffer over the Group's CET1 requirement as of that date (9.13%), which is also above the Group's target management range of 11.5 - 12.0% CET1.
The fully loaded CET1 ratio increased by 21 basis points, mainly explained by the generation of earnings in the year (276 basis points) which, net of shareholder remuneration and payment of convertible contingent instrument coupons (CoCos), generated a positive contribution of 127 basis points.
Meanwhile, the growth in risk-weighted assets (RWA) derived from the organic growth of the business in constant terms, mainly as a result of the increase in the loan portfolio, and, to a lesser extent, debt securities, as well as risk transfers that drained the ratio by -155 basis points.
In addition, CET1 had a positive contribution of +49 basis points mainly due to minority interests and the positive impact in Other Comprehensive Income (OCI) equivalent to the net monetary position value loss in hyperinflationary economies recorded in results, as well as the valuation of the Held to Collect and Sale portfolio and the effect of changes in foreign exchange rates due to the depreciation of the Mexican peso and, to a lesser extent, the Turkish lira (which led to a decrease in RWA), and the appreciation of the U.S. dollar.
Consolidated fully loaded Additional Tier 1 (AT1) capital fully loaded stood at 1.53% as of December 31, 2024, -13 basis points compared to 2023. In June 2024, BBVA, S.A completed an issuance for an amount of €750 million Contingent Convertible instruments (CoCos) in June 2024. In addition, in March 2024, the call for redemption of another issuance of Contingent Convertible instruments for a total amount of €1.0 billion was made.
The Tier 2 fully loaded ratio stood at 2.50% which represents an increase of 25 basis points compared to 2023, mainly due to the issuance of a subordinated bonds in Spain for €1.25 billion and €1.0 billion in February and August 2024, respectively, and, to a lesser extent, the issuance in Mexico, Turkey and Peru of subordinated debt for amounts of USD 900 million, USD 500 million and USD 300 million, respectively in the first quarter, in addition to the issuance in December of USD 750 million of subordinated debt in Turkey. On the other hand, a subordinated debt issuance amounting to €750 million was redeemed in Spain. In addition, in December, the early redemption of another issuance of €1.0 billion was announced, which was completed in January 2025. In addition, in Turkey, one issuance was partially redeemed, amounting to USD 134 million, and the early redemption of another issuance of 750 million Turkish liras was announced and executed in February.
As a result of the above, the total fully loaded capital ratio stood at 16.90% as of December 31, 2024. The total phased-in capital ratio was also 16.90% as of the same date.
With regard to MREL (Minimum Requirement for own funds and Eligible Liabilities) BBVA, as an MPE[5], has sub-consolidated requirements, based on its resolution group[6].
On March 27, 2024 the Group made public that it had received a communication from the Bank of Spain regarding its MREL requirement, established by the Single Resolution Board (“SRB”). According to this communication, BBVA must maintain, as from March 27, 2024, a new MREL in RWA requirement of 22.79%[7], not taking into account the current[8] combined buffer requirement (CBR) of 3.65%. In addition, BBVA must keep, also as from March 27, 2024, a volume of own funds and eligible liabilities in terms of total exposure considered for purposes of calculating the leverage ratio of 8.48% (the “MREL in LR”)[9].
With respect to the MREL ratios achieved as of December 31, 2024, these were 27.92% and 12.10%, respectively for MREL in RWA and MREL in LR, reaching the subordinated ratios of both 23.13% and 10.03%, respectively.
Given the structure of the resolution group's own funds and eligible liabilities, as of December 31, 2024, the Group meets the aforementioned requirements.
Additionally, on January 1, 2025, the bulk of the articles of the new Capital Requirements Regulation (Regulation (EU) 2024/1623), more commonly known as "CRR III," came into force, aiming to implement the Basel III framework reform in Europe. At the date of preparation of the Consolidated Financial Statements, no significant impact is anticipated from its application.
Leverage ratio
The leverage ratio (LR) is a regulatory measure complementing capital designed to promote the financial strength of institutions in terms of indebtedness. This measurement can be used to estimate the percentage of the assets and off-balance sheet arrangements financed with Tier 1 capital, being the carrying amount of the assets used in this ratio adjusted to reflect the Group’s current or potential leverage of a given balance-sheet position (Leverage ratio exposure).
Breakdown of leverage ratio as of December 31, 2024, 2023 and 2022, calculated according to CCR, is as follows:

Leverage ratio
	2024	2023	2022
Tier 1 (millions of Euros) (a)	56,822	52,150	47,931
Exposure to leverage ratio (millions of Euros) (b)	834,488	797,888	737,990
Leverage ratio (a)/(b) (percentage)	6.81%	6.54%	6.49%
Capital management
The aim of capital management within BBVA and the Group is for both BBVA and the Group to have the necessary capital at any given time to develop the corporate strategy reflected in the Strategic Plan, in line with the risk profile set out in the Group Risk Appetite Framework (RAF).
In this regard, BBVA's capital management is also part of the most relevant forward-looking strategic decisions in the Group's management and monitoring, which include the Budget and the Liquidity and Funding Plan, with which it is coordinated — all with the aim of achieving the Group's overall strategy.
Capital must be allocated optimally in order to meet the need to preserve the solvency of BBVA and the Group at all times. Together with the Group's solvency risk profile included in the RAF, this optimal allocation serves as a guide for the Group's capital management and seeks a solid capital position that makes it possible to:
–anticipate ordinary and extraordinary consumption that may occur, even under stress;
–promote the development of the Group's business and align it with capital and profitability objectives by allocating resources appropriately and efficiently;
–cover all risks —including potential risks— to which it is exposed;
–comply with regulatory and internal management requirements at all times; and
–remunerate BBVA shareholders in accordance with the Shareholder Remuneration Policy in force at any given time.
The areas involved in capital management in the Group shall follow and respect the following principles in their respective areas of responsibility:
–ensuring that capital management is integrated and consistent with the Group's Strategic Plan, RAF, Budget and other strategic-prospective processes, to help achieve the Group's long-term sustainability;
–taking into account both the applicable regulatory and supervisory requirements and the risks to which the Group is —or may be— exposed when conducting its business (economic view), when establishing a target capital level, all while adopting a forward-looking vision that takes adverse scenarios into consideration;
–carrying out efficient capital allocation that promotes good business development, ensuring that expectations for the evolution of activity meet the strategic objectives of the Group and anticipating the ordinary and extraordinary consumption that may occur;
–ensuring compliance with the solvency levels, including the MREL, required at any given time;
–compensating BBVA shareholders in an adequate and sustainable manner; and
–optimizing the cost of all instruments used for the purpose of meeting the target capital level at any given time.
To achieve the aforementioned principles, capital management will be based on the following essential elements:
–an adequate governance and management scheme, both at the corporate body level and at the executive level;
–planning, managing and monitoring capital properly, using the measurement systems, tools, structures, resources and quality data necessary to do so;
–a set of metrics, which is duly updated, to facilitate the tracking of the capital situation and to identify any relevant deviations from the target capital level;
–a transparent, correct, consistent and timely communication and dissemination of capital information outside the Group;
–an internal regulatory body, which is duly updated, including with respect to the regulations and procedures that ensure adequate capital management.